SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Section 240.14a-11(c) or Section
      240.14a-12

                        Comtech Telecommunications Corp.
                ------------------------------------------------
                (Name of Registrant as Specified in its Charter)

      --------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|   No fee required

|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)    Title of each class of securities to which transaction applies: N/A

            ----------------------------------

      2)    Aggregate number of securities to which transaction applies: N/A

            ----------------------------------

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): N/A

            ----------------------------------

      4)    Proposed maximum aggregate value of transaction: N/A

            ----------------------------------

      5)    Total fee paid: N/A

            ----------------------------------

      |_|   Fee paid previously with preliminary materials.

      |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)    Amount Previously Paid:
                                   ----------------------------------

      2)    Form, Schedule, or Registration Statement No.:
                                                          ---------------------

      3)    Filing Party:
                         ----------------------------------

      4)    Date Filed:
                       ------------------------------------

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                                       November 12, 1998

To Our Stockholders:

On behalf of the Board of Directors and management, I cordially invite you to attend the Annual Meeting of Stockholders of Comtech Telecommunications Corp. The meeting will be held at 10:00 a.m. on December 15, 1998 at the Mariott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747. Copies of the Notice of Annual Meeting of Stockholders, Proxy Statement and proxy card are enclosed.

I believe that the annual meeting provides an excellent opportunity for stockholders to become better acquainted with Comtech and its directors and officers. I hope that you will be able to attend.

It is important that your shares are voted at this meeting. Whether or not you are able to attend in person, the prompt execution and return of your enclosed proxy card in the envelope provided will both assure that your shares are represented at the meeting and minimize the cost of proxy solicitations.

                                           Sincerely,


                                           FRED KORNBERG
                                           Chairman, Chief
                                           Executive Officer
                                           and President

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 15, 1998

The Annual Meeting of Stockholders of COMTECH TELECOMMUNICATIONS CORP. (the "Company") will be held at the Marriott Hotel, 1350 Old Walt Whitman Road, Melville, New York 11747, on Tuesday, December 15, 1998 at 10:00 a.m., local time, for the following purposes:

      1.    To elect two directors;

      2.    To ratify the selection of auditors for the current fiscal year; and

      3. To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting. Stockholders of record at the close of business on November 9, 1998, the record date fixed by the Board of Directors, are entitled to notice of and to vote at the meeting.


                                           By Order of the Board of Directors,


                                           J. Preston Windus, Jr.
                                           Secretary

November 12, 1998

--------------------------------------------------------------------------------

IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. ACCORDINGLY, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE PROXY CARD IN THE STAMPED AND ADDRESSED ENVELOPE ENCLOSED FOR YOU CONVENIENCE.

--------------------------------------------------------------------------------

                                     COMTECH
                            TELECOMMUNICATIONS CORP.

                                 105 Baylis Road
                            Melville, New York 11747

                                 PROXY STATEMENT

The enclosed proxy is solicited by the Board of Directors of Comtech Telecommunications Corp. (the "Company") for use at the Annual Meeting of Stockholders to be held on December 15, 1998, and at any adjournment thereof (the "Annual Meeting"). It may be revoked at any time before exercise by delivering a written notice of revocation to the Secretary of the Company, by executing a subsequent proxy and presenting it to the Secretary of the Company, or by attending the Annual Meeting and voting in person. All proxies will be voted in accordance with the stockholders' instructions, and if no directions are specified, the proxies will be voted for the nominees for election as directors and in favor of the matters set forth in the accompanying Notice of Annual Meeting. A stockholder may choose to strike the names of the proxy holders named in the enclosed proxy and insert other names.

Only holders of record of the Company's Common Stock, par value $.10 (the "Common Stock"), at the close of business on November 9, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting, with each holder having one vote per share. As of the Record Date, a total of 2,673,504 shares of Common Stock were outstanding. It is anticipated that the mailing to stockholders of this Proxy Statement and the enclosed proxy will commence by November 12, 1998.

The presence, in person or by proxy, of the holders of record at the close of business on the Record Date of a majority of the outstanding shares of Common Stock will constitute a quorum at the Annual Meeting. Directors will be elected by a plurality of the votes cast (i.e., the two nominees receiving the greatest number of votes will be elected as directors). The ratification of the selection of auditors will require the affirmative vote of a majority of the shares present at the Annual Meeting and entitled to vote on such proposals. Abstentions and broker non-votes with respect to any proposal (which occur when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received instructions from the beneficial owner) will be counted for purposes of determining the presence or absence of a quorum. Abstentions also will be counted in determining the number of shares present and entitled to vote on such proposal, but broker non-votes are not counted as entitled to vote thereon.

           PRINCIPAL STOCKHOLDERS OF COMTECH TELECOMMUNICATIONS CORP.

To the Company's knowledge, the following persons individually, or as a group, beneficially own more than 5% of the Company's outstanding Common Stock (its only outstanding class of voting securities) as of November 2, 1998. Except as indicated below, each person has sole voting and dispositive power with respect to these shares.

                                            Amount of
   Name of Beneficial Owner            Beneficial Ownership     Percent of Class
   ------------------------            --------------------     ----------------

Fred Kornberg (1)                            165,000                   6.2
  105 Baylis Road
  Melville, New York  11747

James A. Mitarotonda (2)                      40,000                   1.5
  c/o Barington Capital
  888 Seventh Avenue
  New York, New York  10019

Edmund H. Shea, Jr. (2)                       58,528                   2.2
  655 Brea Canyon Road
  Walnut, CA  91789

Barington Capital Group, L.P. (2)             46,893                   1.8
  888  Seventh  Avenue - 17th Floor
  New York, NY 10019

Gary Gelman                                  193,150                   7.2
  c/o American Claims Evaluation, Inc.
  One Jericho Plaza
  Jericho, NY  11753

----------

(1) Does not include 2,000 shares held in a trust for which Mr. Kornberg is a trustee, and has a 1% ownership in, and for which he disclaims beneficial ownership.

(2) According to a Schedule 13D, as amended, filed with the Securities and Exchange Commission ("SEC") by Messrs. James A. Mitarotondo and Edmund H. Shea, Jr. and Barington Capital Group, L.P. ("Barington"), each has sole power to vote and dispose of the number of shares set forth opposite their name, but may be deemed to constitute a "group" within the meaning of SEC Rule 13d-5(b) by virtue of their intention to consult with each other from time to time and exchange information concerning the Company and their respective investments in the Company's Common Stock. Mr. Mitarotonda is the Chairman of the general partner of Barington.

                              ELECTION OF DIRECTORS

Under the Company's Certificate of Incorporation, the Board of Directors is divided into three classes, with the number of directors in each class fixed by the Board of Directors, and with the term of office of one class expiring each year. There are presently six Board members, two in the class holding office until the Annual Meeting, two in the class holding office until the next succeeding Annual Meeting, and two in the class holding office until the second succeeding Annual Meeting.

Certain information concerning the directors who are being nominated for reelection at the meeting and the incumbent directors whose terms of office continue after the Annual Meeting and executive officers of the Company named in the section "Executive Compensation" and all directors and executive officers as a group, is set forth below.

While the Board of Directors has no reason to believe that either Messrs. Kornberg or Weiner will not be available as a candidate for election, should such a situation arise, the enclosed proxy may be voted for the election of another nominee or nominees in the discretion of the persons acting pursuant to the proxy.

Under an amendment to the Company's By-Laws adopted earlier this year, nominations of individuals for election to the Board of Directors may be made at an Annual Meeting by any stockholder who is eligible to vote for the election of directors at such Annual Meeting, provided that such stockholder gave timely written notice of such nominations to the Secretary of the Company and was a stockholder of record at the time such notice was given. With respect to the Annual Meeting of Stockholders to be held on December 15, 1998, such notice must be received at the Company's principal executive offices prior to the close of business on the tenth day following the mailing of this proxy Statement to stockholders. For subsequent Annual Meetings, such written notice must be received not more than 120 days or less than 90 days prior to the anniversary date of the immediately preceding Annual Meeting, unless the Annual Meeting at which such nominations are to be made is not being held within 30 days of such anniversary date, in which case notice must be received not more than 90 days nor less than 60 days prior to the date of the Annual Meeting. Such notice must include the written consent of each individual to be nominated and the information with respect to the proposed nominees and the nominating stockholder required under the By-Laws.

                   NOMINEES FOR ELECTION AT THE ANNUAL MEETING

                                                                                   Shares
                                                                      Served     Beneficially
                                                       For Term         As          Owned        Percent
                            Principal                  Expiring       Director   October 16,       of
       Name                Occupation           Age       In           Since        1998          Class
       ----                ----------           ---    --------       --------  --------------   -------
Fred Kornberg (2)          Chairman, Chief      62      3 years         1971      165,000          6.2
                           Executive Officer
                           & President
                           of the Company

Sol S. Weiner (1)(3)(4)    President, Sol S.    79      3 years         1980       25,000            *
                           Weiner Investments,
                           Inc.

   INCUMBENT DIRECTORS WHOSE TERMS OF OFFICE CONTINUE AFTER THE ANNUAL MEETING
                         AND CERTAIN EXECUTIVE OFFICERS

                                                                                            Shares
                                                                                Served    Beneficially
                                                                  Term            As         Owned        Percent
                                   Principal                     Expires       Director   October 16,       of
       Name                       Occupation             Age       In           Since        1998          Class
       ----                       ----------             ---    --------       --------  --------------   -------
Richard Goldberg (1)(2)(5)        Partner, Proskauer     62      2 years        1983     16,785             *
                                  Rose LLP

George Bugliarello (1)(3)(4)(5)   Chancellor,            71      2 years        1977     18,400             *
                                  Polytechnic
                                  University of N.Y.

Gerard R. Nocita (1)(2)(3)(5)     Private Investor       62      1 year         1993     18,000             *

John B. Payne (1)(4)              President and CEO      63      1 year         1993     26,700           1.0
                                  of Nucomm, Inc.

Richard L. Burt (1)               Vice President;        57        --            --      44,947           1.7
                                  President of
                                  Comtech Systems, Inc.

                                                                                        Shares
                                                                            Served    Beneficially
                                                              Term            As         Owned        Percent
                              Principal                     Expiring       Director   October 16,       of
       Name                  Occupation              Age       In           Since        1998          Class
       ----                  ----------              ---    --------       --------  --------------   -------
Glenn F. Higgins (1)         Vice President;         64        --            --      15,600             *
                             President of
                             Comtech Antenna
                             Systems, Inc.

J. Preston Windus, Jr. (1)   Vice President;         55        --            --      35,000           1.3
                             Chief Financial
                             Officer and
                             Secretary; President
                             of Comtech PST Corp.

Robert L. Mc Collum          Vice President;         49        --            --      51,000           1.9
                             President of Comtech
                             Communications Corp.

All present directors and
officers (10 persons)                                                               416,432          15.0

----------
*     Less than one percent

(1) Includes the following shares of Common Stock with respect to which such persons have the right to acquire beneficial ownership within sixty days from such date: Mr. Weiner 4,000 shares; Mr. Goldberg 4,000 shares; Dr. Bugliarello 4,000 shares; Mr. Nocita 6,000 shares; Dr. Payne 6,000 shares; Mr. Burt 35,976 shares; Mr. Higgins 8,500 shares; Mr. Windus 33,000 shares and all directors and officers as a group 101,476 shares. These respective shares were deemed to be outstanding for purposes of calculating the respective percentages owned.

(2)   Member of Executive Committee.

(3)   Member of Audit Committee.

(4)   Member of Executive Compensation Committee.

(5)   Member of Nominating Committee

Dr. Bugliarello has been Chancellor of Polytechnic University since 1994 and was President of the University from 1978 to 1994. He is also a director of KeySpan Energy, Symbol Technologies Inc., and Spectrum Information Technologies.

Mr. Goldberg has been a partner since 1990 in the law firm of Proskauer Rose LLP, which renders legal services to the Company. Prior to that, Mr. Goldberg had been a partner in the law firm of Botein Hays & Sklar since 1966. He is also a director of Schein Pharmaceutical, Inc.

Mr. Kornberg has been Chief Executive Officer and President of the Company for more than the past five years.

Mr. Nocita is a private investor. He was Treasurer of the Incorporated Village of Patchogue from 1993 to 1996. He was affiliated with the Company since its inception in 1967 until 1993.

Dr. Payne has been President and CEO of Nucomm, Inc. since 1990. Nucomm, Inc. produces products for satellite news gathering services. From 1973 through 1990 he had been President and CEO of Communications Technologies, Inc.

Mr. Weiner is President of Sol S. Weiner Investments, Inc. Previously he was Managing Director of Stenhouse, Weiner, Sherman, Ltd., commodity pool managers, from 1982 to 1994. He is also a director of Universal Automotive Industries, Inc.

During the past fiscal year, the Audit Committee of the Board of Directors held two meetings. The functions of the Committee include recommending to the Board the engagement of independent auditors, directing investigations into matters relating to audit functions, reviewing the plan and results of audits with the Company's auditors, reviewing the Company's internal accounting controls and approving services to be performed by the Company's auditors and related fees.

The Executive Compensation Committee of the Board of Directors considers and authorizes remuneration arrangements for senior management; the Committee also constitutes the Stock Option Committee of the Board of Directors, which administers the Company's Incentive Stock Option Plans. The Committee held four meetings during the past fiscal year.

The Executive Committee of the Board of Directors did not hold any meetings during the past fiscal year. Except as limited by law, the Executive Committee has the authority to act upon all matters requiring Board approval.

The Nominating Committee identifies and evaluates candidates for election as members of the Board of Directors and reports its findings to the full Board. The Nominating Committee held one meeting during the past fiscal year.

The Board of Directors held five meetings during the past fiscal year.

                              SELECTION OF AUDITORS

The Board of Directors has selected KPMG Peat Marwick LLP as the Company's auditors for the current fiscal year, subject to ratification by the stockholders. If the stockholders do not ratify such selection, it will be reconsidered by the Board. Representatives of KPMG Peat Marwick LLP are expected to be present at the Annual Meeting of Stockholders, with the opportunity to make a statement, should they so desire, and to be available to respond to appropriate questions.

The affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon will be required to ratify the selection of KPMG Peat Marwick LLP as the Company's auditors for the current fiscal year.

The Board of Directors recommends that the stockholders vote FOR the ratification of the selection of KPMG Peat Marwick LLP as the Company's auditors.

                             EXECUTIVE COMPENSATION

Summary Compensation Table for the Fiscal Years Ended July 31, 1998, 1997 and
1996

                                                                                         Long Term
                                                    Annual Compensation                 Compensation
                                               ----------------------------    ------------------------------
      Name                           Fiscal                                        Options        Restricted
and Principal Position                Year     Salary      Bonus      Other    (No. of Shares)   Stock Awards
----------------------               ------    ------      -----      -----    ---------------   ------------
Fred Kornberg (2)                     1998    $240,000    $44,940       *          100,000         ---
Chairman, Chief Executive             1997     210,000      5,400       *              ---         ---
Officer and President                 1996     185,000        990       *              ---         ---

J. Preston Windus, Jr. (3)            1998     150,000     56,700       *           40,000
Vice President, Chief Financial       1997     130,000     16,300       *              ---         ---
Officer and Secretary;                1996     115,000      2,500       *            5,000         ---
President of Comtech PST Corp.

Richard L. Burt (3)                   1998     150,000     19,600       *           40,000         ---
Vice President; President             1997     130,000        ---       *              ---         ---
of Comtech Systems, Inc.              1996     115,000     12,500      ---           5,000         ---


                                                                                         Long Term
                                                    Annual Compensation                 Compensation
                                               ----------------------------    ------------------------------
      Name                           Fiscal                                        Options        Restricted
and Principal Position                Year     Salary      Bonus      Other    (No. of Shares)   Stock Awards
----------------------               ------    ------      -----      -----    ---------------   ------------
Glenn F. Higgins (1)(3)               1998     100,000        ---       *           2,000         ---
Vice President; President of          1997      98,400        ---        ---          ---         ---
Comtech Antenna Systems, Inc.         1996      96,425      3,427     11,481          ---         ---

Robert L. McCollum (3)                1998     135,000        ---       *          40,000
Vice President; President of          1997     110,000      9,800       *             ---          ---
Comtech Communications Corp.

----------

*     Less than 10% of the total salary and bonus reported for such officer.

(1) Mr. Higgins' amount in fiscal 1996 represents payments for unused accrued vacation and an automobile allowance.

(2) Mr. Kornberg is employed pursuant to an agreement which was amended and restated in January 1998 and which provides, among other things, for his employment until 2003; provided, however, that the employment period shall be automatically extended for successive two-year periods unless either party gives notice of non-extension to the other at least six months in advance of the then scheduled termination date; at a current basic compensation of $240,000 per annum plus such additional amounts, if any, as the Board of Directors may from time to time determine and incentive compensation, not to exceed his basic compensation, equal to 3.5% of the Company's pre-tax income plus such additional amounts as the Board of Directors may from time to time determine. Fifty percent of any such incentive compensation is payable to Mr. Kornberg in the November following the fiscal year to which such compensation relates, the balance is payable on the first anniversary of the initial 50% payment. If Mr. Kornberg voluntarily terminates his employment with the Company other than after a Change in Control (as defined in his employment agreement), or if the Company terminates his employment due to disability or for cause, he will forfeit his right to receive accrued but unpaid incentive compensation. If a Change in Control of the Company occurs, Mr. Kornberg is entitled to terminate his employment and receive a lump sum payment (subject to possible adjustments to avoid the characterization of the payment as excess parachute payments and the consequent imposition of taxes under Section 280G of the Internal Revenue Code of 1986) equal to the sum of (i) his then basic compensation for the balance of the employment period or three times his basic compensation, whichever is greater, (ii) accrued but unpaid incentive compensation with respect to prior fiscal years and (iii) if he so elects, the market value less the applicable exercise price, of any stock option then held by him. The aggregate of (i), (ii) and (iii), as of October 26, 1998, would have been $1,778,720. Mr. Kornberg would also be entitled to receive benefits under the Company's benefit plans, or substantially equal benefits, for the remainder of the employment period.

(3) Mr. Windus, Mr. Burt, Mr. Higgins and Mr. McCollum are eligible to receive, in addition to their respective base compensation amounts, a percentage of the relevant subsidiary's pre-tax profits based principally upon the attainment of various goals. These goals which may include target levels of sales, pre-tax profits, customer orders or cash flow, are developed by senior management and submitted to the Executive Compensation Committee for annual approval. Mr. McCollum became an executive officer of the Company effective August 1, 1996.

              OPTION GRANTS IN THE FISCAL YEAR ENDED JULY 31, 1998


                                Number of     % of Total
                                Securities      Options                                    Potential Realizable Value at
                                Underlying     Grantd to        Exercise                      Assumed Annual Rates of
                                 Options      Employees in        Price      Expiration       Stock Price Appreciation
                                Granted(1)    Fiscal Year     ($/Share)(2)       Date            for option term(3)
                                ----------    -----------    -------------   ----------    -----------------------------
                                                                                                 5%           10%
                                                                                                 --           ---
Fred Kornberg...............     100,000        25.72%           $4.50       01/14/08         $283,000      $717,200
J. Preston Windus, Jr.......      40,000        10.29%            4.50       01/14/08          113,200       286,880
Richard L. Burt.............      40,000        10.29%            4.50       01/14/08          113,200       286,880
Glenn F. Higgins............       2,000          .51%            4.50       01/14/08            5,660        14,344
Robert McCollum.............      40,000        10.29%            4.50       01/14/08          113,200       286,880

(1) The options granted to Mr. Kornberg will expire on January 14, 2008, subject to earlier expiration in the event Mr. Kornberg's employment with the Company terminates, and may not be exercised unless they have vested. The options will vest on December 15, 2008, subject to accelerated vesting in 25,000 share increments if, prior to March 31, 2001, the market value of the Company's Common Stock for any 20 consecutive day trading period exceeds successive thresholds of $10, $15, $20 and $30. The options granted to each of Mr. Windus, Mr. Burt, Mr. Higgins and Mr. McCollum will expire on January 14, 2008, subject to earlier expiration in the event an individual's employment with the Company terminates, and may not be exercised unless they have vested. The options will vest on December 15, 2008, subject to accelerated vesting based upon the achievement of net income and cash flow targets for the subsidiary headed by the recipient during 1998, 1999 and 2000 fiscal years. Pursuant to such accelerated vesting, 9,000 of the options granted to Mr. Windus and 12,000 of the options granted to Mr. Burt have vested to date.

(2) The exercise price is the market price on the date the options were granted.

(3) In accordance with SEC rules, these columns show gains that might exist for the respective options, assuming the market price of Comtech's Common Stock appreciates from the date of grant over a period of ten years at the annualized rates of five and ten percent, respectively. If the stock price does not increase above the exercise price at the time of exercise, realized value to the named executives from these options will be zero.

         AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED JULY 31, 1998
                      AND OPTION VALUES AS OF JULY 31, 1998

                                                                                 Value of Unexercised
                       Shares                    Number of Unexercised          In-the-Money Options at
                      Acquired                  Options at July 31, 1998            July 31, 1998(2)
                         on        Value       ---------------------------    ---------------------------
Name                  Exercise   Realized(1)   Exercisable   Unexercisable    Exercisable   Unexercisable
----                  --------   -----------   -----------   -------------    -----------   -------------
Fred Kornberg            ---      $  ---           --           100,000        $   ---      $  200,000

J. Preston Windus, Jr.   ---         ---         32,000          43,000          78,040         99,110

Richard L. Burt                                  34,976          35,984          75,287         76,808

Glenn F. Higgins        5,000      13,460         7,900           2,600          14,805          6,120

Robert Mc Collum         ---         ---           ---           40,000            ---          80,000

----------
(1) "Value Realized" is calculated by determining the difference between the fair market value of the Common Stock on the date the options are exercised and the exercise price of the options.

(2) "In-the-Money Options" would be options outstanding at the end of July 31, 1998 for which the fair market value of the Common Stock on such date ($6.50) exceeded the exercise price of the options.

Executive Compensation Committee Report

      Compensation Policies. The principal goal of the Company's compensation program as administered by the Executive Compensation Committee is to help the Company attract, motivate and retain the executive talent required to develop and achieve the Company's strategic and operating goals with a view to maximizing shareholder value. The key elements of this program and the objectives of each element are as follows:

      Base Salary. Base salaries paid to the Company's executive officers are intended to be competitive with those paid to executives holding comparable positions in the marketplace. Individual performance and the performance of the Company or the applicable operating subsidiary are considered when setting salaries within the range for each position. Annual reviews are held and adjustments are made based on attainment of individual goals in a manner consistent with operating and financial performance.

      Bonuses. Annual cash bonuses are intended to motivate performance by creating the potential to earn annual incentive awards that are contingent upon personal and business performance. Excluding the Chief Executive Officer, bonuses are paid to the Company's executive officers pursuant to the Company's Incentive Compensation Plan for Subsidiary Presidents and Key Employees (the "Incentive Compensation Plan"). Each of the Company's executive officers other than the Chief Executive Officer is a President of one of the Company's operating subsidiaries. Under the Incentive Compensation Plan, the President of each of these subsidiaries is entitled to receive a bonus of up to a fixed percentage of each subsidiary's pre-tax profit each year, subject to the attainment of subsidiary pre-tax profit, new order, and cash flow targets and personal performance targets that are proposed by senior management and established by the Executive Compensation Committee.

      Long Term Incentives. The Company provides its executive officers with long-term incentive compensation through grants of stock options under the Company's stock option plan. The grant of stock options aligns the executive's interests with those of the Company's stockholders by providing the executive with an opportunity to purchase and maintain an equity interest in the Company and to share in the appreciation of the value of the Company's Common Stock. In fiscal 1998, options to purchase an aggregate of 122,000 shares of the Company's Common Stock were granted to the Company's four executive officers other than the Chief Executive Officer. Each of these options will vest in full thirty days prior to its expiration on the tenth anniversary of the date of grant, subject to accelerated vesting based upon the achievement of net income and cash flow targets for the subsidiary headed by the recipient during the 1998, 1999 and 2000 fiscal years, thereby tying the receipt of long-term compensation directly to performance of the business for which the recipient is responsible. Of the options that were subject to accelerated vesting, options in the aggregate of 21,000 shares vested in 1998.

      CEO's Compensation. As discussed in Note (2) to the Summary Compensation Table in "Executive Compensation", the Company and Mr. Kornberg amended and restated his employment agreement in January 1998. Pursuant to such agreement, Mr. Kornberg received a base salary of $240,000 for fiscal 1998 and bonus of $44,940 equal to 3.5% of the Company's pre-tax income required under the agreement. In addition, Mr. Kornberg was awarded an option to purchase an aggregate of 100,000 shares of the Company's Common Stock, which option will vest in full 30 days prior to its expiration on the tenth anniversary of the date of grant, subject to accelerated vesting in 25,000 share increments if the average per share market value of the Company's Common Stock for any 20 consecutive day trading period prior to March 31, 2001 exceeds successive thresholds of $10, $15, $20 and $30.

                                         The Executive Compensation Committee


                                         George Bugliarello, Chairman
                                         John B. Payne
                                         Sol S. Weiner

                            COMPENSATION OF DIRECTORS

Each Director who is not a salaried employee of the Company receives an annual retainer of $8,000, plus $500 for each Board meeting attended by them (up to an additional $2,000 per annum). Effective beginning with fiscal year 1999, the annual retainer will be $10,000 and they will receive an additional $1,250 for each Board meeting attended by them (up to an additional $5,000 per annum). Under the Company's 1993 Incentive Stock Option Plan, each director who is not already an employee of the Company receives an option grant to purchase 1,000 shares of Common Stock on each August 1st during the term of the Plan. The exercise price of all such options is equal to the stock's fair market value on such date.

                            STOCK PERFORMANCE GRAPH

--------------------------------------------------------------------------------

Set forth below is a line graph comparing the cumulative total stockholder return on the Company's Common Stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the Nasdaq Stock Market Telecommunications Stock Index for the period of five years commencing July 31, 1993 and ending July 31, 1998. The graph and table assume that $100 was invested on July 31, 1993 in the Company's Common Stock, the Standard & Poor's 500 Stock Index and the Nasdaq Stock Market Telecommunication Stock Index and that all dividends were reinvested.

--------------------------------------------------------------------------------

  [The following table was depicted as a line graph in the printed materials.]

                      Comtech                 S&P 500           Nasdaq Telecom
                      -------                 -------           --------------
1993                    $100                    $100                 $100
1994                      47                     105                  101
1995                      30                     133                  120
1996                      48                     154                  119
1997                      45                     235                  160
1998                      87                     280                  269

                  CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The Company leases its facilities in Melville, New York from a partnership controlled by the Company's Chairman and Chief Executive Officer. The lease, as amended, provides for the Company's exclusive use of the premises for an initial term of ten years. The Company has the option to extend the term of the lease for an additional ten-year period, and a right of first refusal in the event of a sale of the facility. The annual rental under the lease ($439,000 in fiscal
1998) is subject to adjustments.

The Company leases its St. Cloud, Florida facility from a partnership in which
J. Preston Windus, Jr., Vice President, Secretary and CFO of the Company, is a general partner. The annual rental under the lease ($205,000 in fiscal 1998) is subject to adjustments.

                                  OTHER MATTERS

The Board of Directors does not know of any other matters to be presented at the meeting. If other matters do come before the meeting, the persons acting pursuant to the proxy will vote on them in their discretion.

Proxies may be solicited by mail, telephone, telegram, and personally by directors, officers and other employees of the Company. The cost of soliciting proxies will be borne by the Company.

Certain information regarding the Company's executive officers has been omitted from this Proxy Statement in accordance with applicable regulations because such information is set forth in the Company's Annual Report on Form 10-K for fiscal 1998.

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, if any, to file with the Securities and Exchange Commission ("SEC") reports of ownership, and reports of changes in ownership, of equity securities of the Company. Such persons are also required to furnish the Company with copies of all such reports that they file. Based solely on such reports and written representations of the Company's directors and executive officers, the Company believes that during the two fiscal year period ended July 31, 1998. the Company's executive officers and directors complied with all applicable Section 16(a) filing requirements.

Proposals of stockholders intended to be presented at next year's Annual Meeting must be received by the Company no later than July 15, 1999 to be included in the proxy material for such meeting.


                                         By order of the Board of Directors
                                         J. Preston Windus, Jr.
                                         Secretary


Date: November 12, 1998

                        COMTECH TELECOMMUNICATIONS CORP.

                PROXY SOLICITED ON BEHALF OF BOARD OF DIRECTORS

      The undersigned hereby appoints Fred Kornberg and J. Preston Windus, Jr. and each of them with full power of substitution, proxies to vote at the Annual Meeting of Stockholders of Comtech Telecommunications Corp. (the "Company") to be held on December 15, 1998 at 10:00 a.m., local time, and at any adjournment or adjournments thereof, hereby revoking any proxies heretofore given, to vote all shares of Common Stock of the Company held or owned by the undersigned as directed on the reverse side of this proxy card, and in their discretion upon such other matters as may come before the meeting.

      This proxy will be voted as specified and, unless otherwise specified in the spaces provided, this proxy will be voted FOR the election of directors and FOR the proposal referred to in item 2 hereon.

                        (To be Signed on Reverse Side.)

                 Please Detach and Mail in the Envelope Provided


|X| Please mark your
    votes as in this
    example

                          FOR   WITHHELD
Proposal 1 - Election of  |_|     |_|    Nominees: Fred Kornberg
             Directors.                            Sol S. Weiner

For nominees listed at right (except
as marked to the contrary below.)


------------------------------------

                                             FOR   AGAINST   ABSTAIN
Proposal 2 - Ratification of selection       |_|     |_|       |_|
             of KPMG Peat Marwick LLP
             as auditors

This proxy will be voted or withheld from being voted in accordance with the instructions specified. WHERE NO CHOICE IS SPECIFIED, THIS PROXY WILL CONFER DISCRETIONARY AUTHORITY AND WILL BE VOTED FOR THE NOMINEES LISTED AT LEFT AND FOR APPROVAL OF PROPOSAL 2.

PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.


_____________________________ __________________________ Dated ___________, 1998
     Please SIGN HERE         SIGNATURE (IF HELD JOINTLY)

NOTE: Please sign exactly as name appears hereon. When signing as executor, administrator, attorney, trustee or guardian, please give your full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person. If a joint tenancy, please have both tenants sign.